INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EATON VANCE
MUNICIPAL BOND FUND L.P.
24 FEDERAL STREET
BOSTON, MA 02110                                                   T-MBSRC-2/97


EATON VANCE

MUNICIPAL BOND

FUND L.P.


[graphic omitted]


ANNUAL

SHAREHOLDER REPORT

DECEMBER 31, 1996

To Shareholders

Eaton Vance Municipal Bond Fund L.P. had a total return of 4.8% during the year ended December 31, 1996. That return was the result of a decline in net asset value per share from $10.21 on December 31, 1995 to $10.07 on December 31, 1996, and the reinvestment of $0.6015 in monthly income dividends. It does not include the Fund's 3.75% maximum sales charge.

Based on the most recent dividend paid, and the Fund's net asset value per share of $10.07 on December 31, 1996, the Fund's annualized distribution rate was 5.96%. To equal that rate, a couple in the 36% Federal tax bracket would have to receive 9.31% from a taxable investment.

The municipal bond market was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. At the outset of 1996, the economy seemed poised for a slowdown and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, the Fed lowered the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at low levels, would bear further watching. In the ensuing months, long-term bond yields climbed steadily higher, reaching their peak in mid-June.

--------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Investors were heartened by economic reports in the second half that showed a scenario of slow growth, low inflation, and nearly-full employment. In addition, the budget deficit - which had ballooned in the 1980s and had been so long the bane of fixed-income investors - fell to just 1.5% of gross domestic product. Against that favorable backdrop, the bond market rallied to close the year at higher levels than at mid-year.

---------------------------------------------------
          PORTFOLIO OVERVIEW
[graphic  Percentage of total investments
omitted]  as of December 31, 1996
          Number of issues.....................66
Average quality.................................A
Investment grade.............................75.5%
Effective maturity (years)...................12.95
Largest sectors:
   Escrowed..................................16.6%
   Insured hospitals.........................12.8*
   Transportation.............................8.6
   Nursing homes..............................8.3
   Lease revenues/COPs........................7.5
*Private insurance does not remove the market risks
 associated with this investment.
---------------------------------------------------

We believe an investment in municipal bonds continues to represent good value. With the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And, with taxes still high for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors.

                        Sincerely,
[Photo of
 Landon T. Clay]    /s/ Landon T. Clay
                        Landon T. Clay
                        Chairman
                        February 21, 1997

Management Discussion

An interview with Thomas J. Fetter, President and Portfolio Manager of the Eaton Vance Municipal Bond Fund L.P.

Q.  TOM, HOW WOULD YOU EVALUATE THE BOND MARKET IN 1996?

A. The broad bond market was troubled through much of the year by an economy that surpassed most expectations. That awakened concerns among investors that inflation - the factor most feared by bond investors - might once again emerge as a defining force in the economy. While inflation has remained relatively tepid, the threat of higher inflation was enough to upset the markets. I think it's important to note that, in this volatile year, the Fund's 4.8% total return outperformed the broad municipal market - as represented by the Lehman Brothers Municipal Bond Index* - which rose 4.4%.

*It is not possible to invest directly in the Index.

    Another factor was politics. Following the 1994 election, the bond market had been rather comfortable with the idea of shared government - a Democrat administration and a Republican-led Congress. As the 1996 election neared, there were concerns that Congress might once again revert to Democrat control and more tax-and-spend policies. In the aftermath of the November elections and the continuance of shared government, the bond market responded well and mounted a fairly impressive rally.

Q. TOM, IN ADDITION TO OUTPACING THE OVERALL MARKET, THE FUND EARNED AN OVERALL FOUR-STAR RATING+ FROM MORNINGSTAR FOR THE PERIOD ENDED DECEMBER 31, 1996. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. In a rising rate environment, we deemphasized par bonds in favor of bonds with more defensive characteristics. That offered the Fund some insulation from the threat of rising interest rates. In addition, with quality spreads remaining narrow, we took advantage of some selected opportunities in non-rated bonds.

+Morningstar's Proprietary ratings reflect historical risk-adjusted performance through 12/31/96 and are subject to change. For the 3-year period ended 12/31/96, the Fund received 3 stars among 1129 Muni Bond funds; for the 5-year period, 3 stars among 580 funds; and for the 10-year period, 4 stars among 257 funds. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds' 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. The next 22.5%, 4 stars; the next 35%, three stars; the next 22.5%, 2 stars; and the final 10%, 1 star.

                                                     [Photo of Thomas J. Fetter]

Q.  SO IT WAS A RELATIVELY VOLATILE MARKET?

A. Yes. The employment reports in March and April showed relatively robust job creation. But, no sooner had the market digested that information than we began to see anecdotal signs of weakness in the economy. Amid all of the uncertainty, the market reverted to Fed-watching, monitoring the central bank for future monetary policy. While indicating a bias for higher rates, the Fed chose to hold its ground on interest rates throughout the remainder of the year. Actually, the threat of a Fed rate hike from chairman Greenspan was enough to provoke an adjustment in the markets.

Q.  WHERE HAVE YOU BEEN FOCUSING THE FUND'S INVESTMENTS?

A. Once again, the Fund's two largest sector weightings were escrowed bonds and insured healthcare issues. The market has become increasingly generic in the past year. By that, I mean that narrow yield spreads among investment grade bonds have made it difficult to find value in that segment of the market. Thus, as I indicated earlier, we've redoubled our efforts to find value in non-rated bonds, a theme that we have pursued for some time.

    It's important to note that non-rated bonds require an especially rigorous analysis. We've therefore been fortunate to be able to take advantage of Eaton Vance's enhanced research efforts in the non-rated sector.

Q.  COULD YOU GIVE AN EXAMPLE OF ONE OF THE FUND'S INVESTMENTS?

A. Yes. Consistent with our efforts to add value to the Fund through non-rated bonds, the Fund owns a nursing home facility bond issued by Tarrant County, Texas Health Facilities Corporation. In the past, the local hospital system has had some difficulties and was consequently downgraded by Moody's. However, more recently, the system has improved its fundamentals and turned in solid operating results. As a result, the bonds, with an unusually attractive coupon, offered good value to investors. In the recent difficult market conditions, they have held their value well.

Q.  LOOKING AHEAD, TOM, WHAT IS YOUR MARKET OUTLOOK FOR 1997?

A. The economy continues to register modest growth, with few visible signs of inflation. That's a clear positive. Moreover, with the election-year posturing behind us, we may begin to see real progress toward a balanced budget. Meanwhile, according to the Public Securities Association, the supply of municipal bonds, which hit a record $290 billion as recently as 1993, fell to $183 billion in 1996 and is expected to be in the same range in 1997. That means that supply will remain modest, another favorable sign for the municipal market.

    Finally, it's important to remember that Federal taxes still take a large bite from the average paycheck. For many taxpayers, tax-exempt yields remain at extremely attractive levels relative to taxable yields. While past performance is, naturally, no guarantee of future trends, we believe that municipal bonds should retain their value and their appeal among tax-conscious investors.

-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE
MUNICIPAL BOND FUND L.P., AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1986, through December 31, 1996

-------------------------------------------------------------------------------
     AVERAGE ANNUAL             1          5        10         Value at
        RETURNS               Year       Years     Years       12/31/96
-------------------------------------------------------------------------------
With Max. Sales Charge        0.8%        6.3%      7.5%        $20,575
-------------------------------------------------------------------------------
Without Max. Sales Charge     4.8%        7.1%      7.9%        $21,375
-------------------------------------------------------------------------------

[line chart graphic omitted -- plot points follow]

                   Eaton Vance          Fund, including         Lehman Bros.
                    Municipal            3.75% maximum            Municipal
  Date            Bond Fund L.P.          sales charge           Bond Index
--------          --------------        ---------------         ------------
12/31/86             $10,000                 $9,626               $10,000
 1/31/87              10,234                  9,851                10,301
 2/28/87              10,359                  9,972                10,352
 3/31/87              10,288                  9,903                10,242
 4/30/87               9,730                  9,365                 9,728
 5/31/87               9,680                  9,317                 9,680
 6/30/87               9,842                  9,473                 9,964
 7/31/87               9,870                  9,500                10,065
 8/31/87               9,898                  9,528                10,088
 9/30/87               9,470                  9,116                 9,716
10/31/87               9,568                  9,210                 9,751
11/30/87               9,793                  9,427                10,005
12/31/87               9,997                  9,623                10,150
 1/31/88              10,413                 10,023                10,512
 2/28/88              10,524                 10,131                10,623
 3/31/88              10,317                  9,931                10,499
 4/30/88              10,371                  9,983                10,579
 5/31/88              10,401                 10,012                10,549
 6/30/88              10,588                 10,192                10,703
 7/31/88              10,679                 10,279                10,772
 8/31/88              10,710                 10,309                10,782
 9/30/88              10,937                 10,528                10,977
10/31/88              11,204                 10,784                11,171
11/30/88              11,060                 10,646                11,069
12/31/88              11,280                 10,858                11,182
 1/31/89              11,425                 10,998                11,413
 2/28/89              11,343                 10,918                11,283
 3/31/89              11,324                 10,900                11,256
 4/30/89              11,664                 11,228                11,523
 5/31/89              11,904                 11,458                11,762
 6/30/89              12,079                 11,627                11,922
 7/31/89              12,177                 11,722                12,085
 8/31/89              12,039                 11,588                11,967
 9/30/89              11,992                 11,544                11,930
10/31/89              12,186                 11,730                12,077
11/30/89              12,394                 11,930                12,288
12/31/89              12,481                 12,014                12,388
 1/31/90              12,325                 11,864                12,330
 2/28/90              12,468                 12,002                12,440
 3/31/90              12,489                 12,022                12,444
 4/30/90              12,275                 11,815                12,354
 5/31/90              12,657                 12,184                12,623
 6/30/90              12,790                 12,311                12,734
 7/31/90              13,022                 12,535                12,922
 8/31/90              12,675                 12,200                12,734
 9/30/90              12,710                 12,235                12,741
10/31/90              12,889                 12,407                12,973
11/30/90              13,272                 12,775                13,234
12/31/90              13,351                 12,852                13,291
 1/31/91              13,534                 13,027                13,470
 2/28/91              13,629                 13,119                13,587
 3/31/91              13,636                 13,126                13,591
 4/30/91              13,837                 13,319                13,773
 5/31/91              13,975                 13,452                13,895
 6/30/91              13,934                 13,412                13,882
 7/31/91              14,164                 13,634                14,051
 8/31/91              14,396                 13,857                14,236
 9/30/91              14,599                 14,052                14,421
10/31/91              14,741                 14,189                14,551
11/30/91              14,791                 14,237                14,592
12/31/91              15,152                 14,585                14,905
 1/31/92              15,125                 14,559                14,939
 2/28/92              15,129                 14,562                14,944
 3/31/92              15,148                 14,581                14,949
 4/30/92              15,279                 14,707                15,082
 5/31/92              15,540                 14,958                15,260
 6/30/92              15,834                 15,241                15,516
 7/31/92              16,339                 15,727                15,981
 8/31/92              16,068                 15,467                15,825
 9/30/92              16,138                 15,534                15,929
10/31/92              15,798                 15,207                15,772
11/30/92              16,265                 15,657                16,055
12/31/92              16,502                 15,885                16,219
 1/31/93              16,691                 16,066                16,408
 2/28/93              17,316                 16,668                17,001
 3/31/93              17,152                 16,511                16,821
 4/30/93              17,361                 16,711                16,991
 5/31/93              17,502                 16,847                17,086
 6/30/93              17,830                 17,163                17,372
 7/31/93              17,833                 17,166                17,394
 8/31/93              18,199                 17,518                17,756
 9/30/93              18,497                 17,805                17,959
10/31/93              18,535                 17,841                17,993
11/30/93              18,326                 17,641                17,835
12/31/93              18,733                 18,032                18,211
 1/31/94              18,948                 18,239                18,419
 2/28/94              18,416                 17,727                17,942
 3/31/94              17,470                 16,817                17,211
 4/30/94              17,528                 16,872                17,358
 5/31/94              17,747                 17,083                17,508
 6/30/94              17,622                 16,962                17,406
 7/31/94              17,934                 17,263                17,720
 8/31/94              18,046                 17,371                17,781
 9/30/94              17,716                 17,053                17,520
10/31/94              17,365                 16,715                17,209
11/30/94              16,920                 16,287                16,898
12/31/94              17,372                 16,722                17,270
 1/31/95              17,977                 17,305                17,764
 2/28/95              18,548                 17,854                18,280
 3/31/95              18,664                 17,965                18,490
 4/30/95              18,685                 17,986                18,512
 5/31/95              19,226                 18,507                19,103
 6/30/95              18,997                 18,286                18,936
 7/31/95              19,078                 18,364                19,115
 8/31/95              19,237                 18,517                19,358
 9/30/95              19,319                 18,596                19,480
10/31/95              19,717                 18,979                19,763
11/30/95              20,117                 19,364                20,091
12/31/95              20,400                 19,636                20,284
 1/31/96              20,523                 19,755                20,437
 2/28/96              20,422                 19,658                20,299
 3/31/96              20,098                 19,345                20,040
 4/30/96              20,016                 19,267                19,983
 5/31/96              20,036                 19,287                19,976
 6/30/96              20,160                 19,406                20,193
 7/31/96              20,388                 19,625                20,376
 8/31/96              20,367                 19,604                20,371
 9/30/96              20,722                 19,947                20,656
10/31/96              21,037                 20,250                20,890
11/30/96              21,438                 20,636                21,272
12/31/96              21,375                 20,575                21,182

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
--------------------------------------------------------------------------------


FUND PERFORMANCE
In accordance with Securities and Exchange Commission guidelines, we are including a performance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Municipal Bond Index.

TOTAL RETURN FIGURES
The solid red line on the chart represents the Fund's performance. The Fund's total return figure also reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted red line represents the performance of the Fund, including the Fund's 3.75% maximum sales charge.

The black line represents the performance of the Lehman Brothers Municipal Bond Index, a broad based, widely recognized, unmanaged index of municipal bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold securities represented in the Index. It is not possible to invest directly in the Index.

                         ----------------------------
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100.0%
-----------------------------------------------------------------------------------------------------------------------------------
RATINGS (UNAUDITED)
--------------
                            PRINCIPAL
                STANDARD    AMOUNT
MOODY'S         & POOR'S    (000 OMITTED)  SECURITY                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                           ASSISTED LIVING - 3.6%
NR              NR               $1,000    Bell County, TX Health Facilities -- Elder Care Project, 9.00%, 11/1/24      $ 1,088,020
NR              NR                1,000    North Syracuse, NY Housing Authority, AJM SR Housing Inc. --
                                             Janus Park Project, 8.00%, 6/1/24                                            1,004,840
NR              NR                1,000    St. Paul, MN -- Highland Park Project, 8.75%, 11/1/24                          1,077,620
                                                                                                                        -----------
                                                                                                                        $ 3,170,480
                                                                                                                        -----------
                                           ESCROWED - 16.6%
Aaa             AAA              $1,000    Austin, Texas Combined Utility System, 11.125%, 11/15/09                     $ 1,180,140
Aaa             NR                2,500    Boston City Hospital, FHA Insured, 7.625%, 2/15/21                             2,817,800
Aaa             AAA               8,000    Colorado Health Facilities Authority, Liberty Heights, FSA Insured,
                                             0%, 7/15/24                                                                  1,252,960
Aaa             NR               19,000    Dawson Ridge Colorado Met. Dist. 0%, 10/1/22                                   3,356,920
Baa             AAA               1,000    Denver, CO City and County Airport 7.50%, 11/15/12                             1,162,680
Aaa             NR                  685    Massachusetts IFA, Cape Cod Hospital, 8.40%, 11/15/08                            779,653
Aaa             NR                5,000    Mississippi Housing Finance Corp, SFMR, 0%, 6/1/15                             1,739,650
Aaa             BBB                 665    North Carolina Eastern Municipal Power, 6.50%, 1/1/18                            757,994
Aaa             NR                6,000    Savannah, Georgia Economic Development Authority, 0%, 12/1/21                  1,145,820
NR              NR                  480    Vermont Education & Health Building Authority Northwestern
                                             Medical Facility, 9.75%, 9/1/18                                                531,840
                                                                                                                        -----------
                                                                                                                        $14,725,457
                                                                                                                        -----------
                                           HOSPITALS - 7.3%
Aa3             AA-              $1,500    Greenville, SC Hospital System, 5.25%, 5/1/23                                $ 1,389,210
A2              A                   500    Illinois Health & Education Facilities, Victory Memorial, 7.875%, 12/1/18        535,500
NR              BBB               2,000    Louisiana PFA General Health System Project, 6.80%, 11/1/16                    2,043,740
Baa1            BBB+                830    New York State, Medical Care Facility Finance Agency, 7.875%, 8/15/20            917,648
Baa             BBB               1,550    New York State, Medical Care Facility, Brookdale Medical Center,
                                             6.85%, 2/15/17(3)                                                            1,625,873
                                                                                                                        -----------
                                                                                                                        $ 6,511,971
                                                                                                                        -----------
                                           HOUSING - 6.6%
NR              AA              $   560    Arkansas Development Finance Authority, SFMR, 8.00%, 8/15/11(3)              $   601,720
Aa              NR                  810    Colorado Housing Finance Authority, 7.90%, 12/1/24                               912,797
Aa              AA                  275    North Carolina Single Family Mortgage Revenue, 8.125%, 9/1/19                    284,793
NR              NR                1,290    Lake Creek Affordable Housing Corporation, Eagle County,
                                             Colorado, 8.00%, 12/1/23                                                     1,337,098
NR              A                 1,000    Maricopa County, Arizona, Industrial Development Authority,
                                             8.625%, 1/1/27                                                               1,006,270
NR              A                 1,650    Travis County Texas Housing Finance Corp., Travis Station
                                             Apartments Project, 6.75%, 4/1/19(3)                                         1,716,396
                                                                                                                        -----------
                                                                                                                        $ 5,859,074
                                                                                                                        -----------
                                           INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL REVENUE - 5.1%
NR              NR               $  900    Florence County, SC IDR - Stone Container Project, 7.375%, 2/1/07            $   942,687
NR              BB-               1,000    New Hampshire Business Finance Authority, Crown Paper,
                                             7.75%, 1/1/22                                                                1,052,860
NR              BBB-              2,450    Port Camas-Washougan, Washington, James River Project,
                                             6.70%, 4/1/23                                                                2,488,318
                                                                                                                        -----------
                                                                                                                        $ 4,483,865
                                                                                                                        -----------
                                           INSURED - EDUCATION - 2.0%
Aaa             AAA              $2,000    University of California -- Multiple Projects (AMBAC), 4.875%, 9/1/19        $ 1,800,800
                                                                                                                        -----------
                                           INSURED - GENERAL - 2.1%
Aaa             AAA              $2,000    Massachusetts Turnpike Authority Revenue (FGIC), 5.125%, 1/1/23              $ 1,862,960
                                                                                                                        -----------
                                           INSURED - HOSPITALS - 12.8%
Aaa             AAA              $2,750    Colorado Health Facilities, Sisters of Charity Health Care (MBIA),
                                             5.25%, 5/15/14                                                             $ 2,670,525
Aaa             AAA               2,000    Franklin, OH Hospital for Riverside United Methodist, 5.75%, 5/15/20
                                             (AMBAC)                                                                      2,018,300
Aaa             AAA               1,000    Fredericksburg, Virginia Industrial Development Authority (FGIC),
                                             "INFLOS", Variable, 8/15/23(1)                                               1,202,220
Aaa             AAA               1,000    Illinois Health Facilities Authority Rush-Presbyterian -- St. Lukes
                                             Medical Center (MBIA), "INFLOS", Variable, 10/1/24(1)                        1,163,710
Aaa             AAA               1,000    King County, Washington, Public Hospital District No. 1 (AMBAC),
                                             6.00%, 9/1/20                                                                1,014,930
Aaa             AAA               1,000    Rhode Island Health & Educational Facility, Rhode Island Hospital
                                             (FGIC),"INFLOS", Variable, 8/15/21(1)                                        1,169,290
Aaa             AAA               1,000    Salt Lake City, Utah IHC Hospitals Inc., "INFLOS" (AMBAC), Variable,
                                             5/15/20(1)                                                                   1,155,470
Aaa             AAA               1,000    Scottsdale, AZ IDA Hospital Forward Delivery, 6.125%, 9/1/17
                                             (AMBAC)(2)                                                                   1,011,760
                                                                                                                        -----------
                                                                                                                        $11,406,205
                                                                                                                        -----------
                                           INSURED - HOUSING - 2.5%
Aaa             AAA              $1,000    SCA MFMR Springfield, Missouri (FSA), 7.10%, 1/1/30                          $ 1,089,440
Aaa             AAA               1,000    SCA MFMR Burnsville, Minnesota (FSA), 7.10%, 1/1/30                            1,089,440
                                                                                                                        -----------
                                                                                                                        $ 2,178,880
                                                                                                                        -----------
                                           INSURED - TAX REVENUE - 1.4%
Aaa             AAA              $1,500    Culver City California Redevelopment Finance Authority (AMBAC),              $ 1,284,555
                                             4.60%, 11/1/20                                                             -----------

                                           INSURED - TRANSPORTATION - 1.2%
Aaa             AAA              $1,000    Triborough Bridge and Tunnel Authority of New York, "RITES"                  $ 1,108,830
                                             (AMBAC), Variable, 1/1/12(1)                                               -----------

                                           INSURED - UTILITY - 1.0%
Aaa             AAA              $  800    Puerto Rico Electric Power Authority STRIPES (FSA), Variable,                $   886,976
                                             7/1/03(1)                                                                  -----------

                                           LEASE REVENUE/CERTIFICATES OF PARTICIPATION - 7.5%
A               A                $3,000    California Public Works Board, California State University Projects,
                                             5.50%, 12/1/18                                                             $ 2,867,520
A               A                 3,565    Indiana Transportation Authority Airport Facilities, 6.25%, 11/1/16            3,810,878
                                                                                                                        -----------
                                                                                                                        $ 6,678,398
                                                                                                                        -----------
                                           LIFE CARE - 4.5%
NR              NR               $1,060    Loudon County Virginia IDA, Falcons Landing Project, 8.75%, 11/1/24          $ 1,118,989
NR              NR                  655    New Hampshire Higher Education, River Woods at Exeter,
                                             9.00%, 3/1/23                                                                  714,755
NR              NR                1,000    New Jersey EDA, Keswick Pines Project, 8.75%, 1/1/24                           1,063,620
NR              NR                1,000    Vermont IDA, Wake Robin Corp. Project, 1993-A, 8.75%, 4/1/23                   1,090,500
                                                                                                                        -----------
                                                                                                                        $ 3,987,864
                                                                                                                        -----------
                                           MISCELLANEOUS - 3.0%
NR              NR               $1,500    New Jersey Sports & Exposition Authority, Monmouth Park Project,
                                             8.00%, 1/1/25                                                              $ 1,669,350
NR              NR                1,000    Santa Fe, New Mexico, Crow Hobbs, 8.50%, 9/1/16                                1,020,010
                                                                                                                        -----------
                                                                                                                        $ 2,689,360
                                                                                                                        -----------
                                           NURSING HOMES - 8.3%
NR              NR               $1,470    Bell County, Texas Health Facilities, Normandy Terrace Project,
                                             9.00%, 4/1/23                                                              $ 1,621,895
NR              NR                  475    Covington Allegheny, VA IDA -- Beverly Enterprises, 9.375%, 9/1/01               533,045
NR              NR                  975    Greene County, OH -- Fairview Extended Care, 10.125%, 1/1/11                   1,104,529
NR              NR                1,100    Massachussetts IFA Health Care Fac-Age Institute of Mass. Proj.,
                                             8.05%, 11/1/25                                                               1,117,842
NR              NR                1,265    Montgomery, Pennsylvania, IDA, Health Care Facility -- Geriatric
                                             Health Care Institute, 8.375%, 7/1/23                                        1,337,396
NR              NR                  390    Okaloosa County Florida, Beverly Enterprises, 10.75%, 10/1/03                    411,988
NR              NR                  680    Tarrant County Texas Health Facilities Development Corp.,
                                             10.25%, 9/1/19                                                                 709,587
NR              NR                  500    Wisconsin Health Facilities, Villa Clement, 8.75%, 6/1/12                        504,315
                                                                                                                        -----------
                                                                                                                        $ 7,340,597
                                                                                                                        -----------
                                           SOLID WASTE - 1.0%
Aa3             AA-              $  750    Delaware County Pennsylvania Industrial Revenue,                             $   784,508
                                             8.10%, 12/1/13(3)                                                          -----------

                                           SPECIAL TAX REVENUE - 1.9%
Baa1            A                $1,750    Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/36                $ 1,681,995
                                                                                                                        -----------
                                           TRANSPORTATION - 8.6%
A1              A+               $5,500    Massachusetts Turnpike Authority, 5.00%, 1/1/20                              $ 5,016,605
NR              NR                2,500    San Joaquin Hills, California Transportation Agency, 0%, 1/1/14                  892,000
NR              NR               10,000    San Joaquin Hills, California Transportation Agency, 0%, 1/1/25                1,743,300
                                                                                                                        -----------
                                                                                                                        $ 7,651,905
                                                                                                                        -----------
                                           UTILITIES - 3.0%
Aa              AA               $1,000    Colorado Springs Utility System, 6.75%, 11/15/21                             $ 1,104,000
Baa             BBB+              1,500    Massachusetts Municipal Wholesale Electric Co., 6.75%, 7/1/11                  1,602,644
                                                                                                                        -----------
                                                                                                                        $ 2,706,644
                                                                                                                        -----------
                                           TOTAL INVESTMENTS (identified cost, $81,592,813)                             $88,801,324
                                                                                                                        ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) The above designated securities have been issued as when-issued securities.
(3) The above designated securities have been designated as collateral for when-issued securities.

At December 31, 1996, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

                        Massachusetts              15%
                        Colorado                   13%
                        California                 10%
                        Others, representing less
                        than 10% individually      62%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1996, 24.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 3.2% to 10.6% of total investments.

                         ----------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1996
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A)
    (identified cost, $81,592,813)                               $88,801,324
  Cash                                                                    21
  Receivable for investments sold                                  1,110,829
  Receivable for shares of partnership interest sold                   5,677
  Interest receivable                                              1,451,586
                                                                 -----------
      Total assets                                               $91,369,437

LIABILITIES:
  Demand note payable (Note 5)                       $  328,000
  Payable for investments purchased                   1,855,666
  Payable for when-issued securities (Note 1I)          965,950
  Payable for shares of partnership interest
    purchased                                            22,403
  Payable to affiliate --
    Director General Partners' fees (Note 4)              1,737
  Accrued expenses                                       12,022
                                                      ---------
      Total liabilities                                            3,185,778
                                                                 -----------
NET ASSETS for 8,754,500 shares of partnership
  interest outstanding                                           $88,183,659
                                                                 ===========
NET ASSETS APPLICABLE TO SHARES OF PARTNERSHIP
INTEREST OWNED BY:
  Limited Partners (8,618,178 shares)                            $86,810,493
  General Partners --
    Director partners (2,564 shares)                 $   25,828
    Adviser partners (133,758 shares)                 1,347,338    1,373,166
                                                     ----------  -----------
NET ASSETS (8,754,500 shares)                                    $88,183,659
                                                                 ===========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares of partnership interest
    (including shares issued to partners electing to
    receive payment of distributions in shares), less
    cost of shares of partnership interest redeemed              $73,271,779
  Accumulated net realized gain on investment and
    financial futures transactions (computed on the
    basis of identified cost)                                      7,781,522
  Unrealized appreciation of investments and
    financial futures contracts (computed on the
      basis of identified cost)                                    7,208,511
  Accumulated distributions in excess of net
    investment income                                                (78,153)
                                                                 -----------
      Total                                                      $88,183,659
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  PARTNERSHIP INTEREST                                              $10.07
                                                                    ======
COMPUTATION OF OFFERING PRICE: Offering price per
  share ($100/96.25 of $10.07)                                      $10.46
                                                                    ======
  On sales of $50,000 or more the offering price is reduced.


                       See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:

  Interest income (Note 1B)                                       $ 6,253,348
  Expenses --
    Investment management fee earned by Adviser
General Partner (Note 4)                            $   460,753
    Compensation of Director General Partners
      not members of the Adviser General
      Partner's organization (Note 4)                     6,816
    Custodian fee                                        51,688
    Transfer and dividend disbursing agent fees          21,974
    Printing and postage                                 37,459
    Legal and accounting services                        48,616
    Registration fees                                    29,077
    Miscellaneous                                        52,940
                                                    -----------
        Total expenses                              $   709,323
    Deduct reduction of custodian fee (Note 1F)          31,832
                                                    -----------
          Net expenses                                                677,491
                                                                  -----------
            Net investment income                                 $ 5,575,857
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
    computed on the basis of identified cost        $   659,005
  Net realized loss on financial futures contracts     (750,632)
                                                    -----------
      Net realized loss on investment and
        financial futures transactions              $   (91,627)
  Change in unrealized appreciation of investments
        and financial futures contracts              (1,303,829)
                                                    -----------
    Net realized and unrealized loss on investments                (1,395,456)
                                                                  -----------
      Net increase in net assets resulting from operations        $ 4,180,401
                                                                  ===========


                       See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                        1996          1995
                                                        ----          ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                           $ 5,575,857   $ 5,846,830
    Net realized loss on investments                    (91,627)   (2,249,975)
    Change in unrealized appreciation
      (depreciation) of investments                  (1,303,829)   11,515,682
                                                    -----------   -----------
      Increase in net assets from operations        $ 4,180,401   $15,112,537
                                                    -----------   -----------
  Distributions to partners --
    From net investment income                      $(5,457,518)  $(5,846,830)
    In excess of net investment income                  (78,153)     (118,339)
                                                    -----------   -----------
      Total distributions                           $(5,535,671)  $(5,965,169)
                                                    -----------   -----------
  Net decrease from transactions in shares of
    partnership interest (Note 2)                   $(6,871,077)  $(3,539,812)
                                                    -----------   -----------
      Net decrease in net assets                    $(8,226,347)  $(5,607,556)
NET ASSETS:
  At beginning of year                               96,410,006    90,802,450
                                                    -----------   -----------

  At end of year (including distributions in
    excess of net investment income of
    $78,153 and $118,339, respectively)             $88,183,659   $96,410,006
                                                    ===========   ===========


                       See notes to financial statements

                                            FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
                                               1996          1995          1994           1993           1992
                                               ----          ----          ----           ----           ----
NET ASSET VALUE, beginning of year           $10.210       $ 9.260       $ 10.630       $  9.950       $  9.750
                                             -------       -------       --------       --------       --------
  INCOME FROM OPERATIONS:
    Net investment income                    $ 0.605       $ 0.604       $  0.611       $  0.614       $  0.639
    Net realized and unrealized gain
      (loss) on investments                   (0.143)        0.962         (1.369)         0.692          0.195
                                             -------       -------       --------       --------       --------
      Total income (loss) from operations    $ 0.462       $ 1.566      $  (0.758)      $  1.306       $  0.834
                                             -------       -------       --------       --------       --------
  LESS DISTRIBUTIONS:
    From net investment income               $(0.594)      $(0.604)     $  (0.611)     $  (0.619)     $  (0.634)
    In excess of net investment income        (0.008)       (0.012)        (0.001)        (0.007)       --
                                             -------       -------       --------       --------       --------
      Total distributions                    $(0.602)      $(0.616)     $  (0.612)     $  (0.626)     $  (0.634)
                                             -------       -------       --------       --------       --------
NET ASSET VALUE, end of year                 $10.070       $10.210       $  9.260       $ 10.630       $  9.950
                                             =======       =======       ========       ========       ========
TOTAL RETURN(1)                                4.78%        17.40%         (7.27%)        13.52%          8.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)    $88,184       $96,410       $ 90,802       $114,425       $103,208
  Ratio of expenses to average daily net
    assets(2)                                  0.78%         0.76%          0.80%          0.72%          0.74%
  Ratio of expenses to average daily net
    assets after custodian fee reduction       0.74%          --             --             --             --
  Ratio of net investment income to
    average daily net assets                   6.12%         6.16%          6.26%          5.91%          6.50%
PORTFOLIO TURNOVER                               30%           58%            58%            86%            60%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total investment return is not computed on an annualized basis.
(2) The expense ratios for the year ended December 31, 1995 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before December 31, 1994 have not been adjusted to reflect this change.


                       See notes to financial statements

                        ---------------------------------
                          NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a limited partnership formed under the laws of the State of California, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Under the Partnership Agreement, all partnership interests, whether of a limited partner or a general partner, are represented by shares of the same class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Director General Partners. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. INCOME TAXES -- Interest income received by the Fund on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Fund's partners. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. No provision is made by the Fund for federal or state taxes on any taxable income of the partnership because each partner is individually responsible for the payment of any taxes on his share of such taxable income.

D. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Fund is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. OTHER -- Investment transactions are accounted for on a trade date basis. Distributions to partners and shares of partnership interest issued in payment thereof are recorded on the record date.

F. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those amounts.

H. PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

-------------------------------------------------------------------------------
(2) SHARES OF PARTNERSHIP INTEREST
Transactions in shares of partnership interest were as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------------------
                                                      1996                                              1995
                                 -----------------------------------------------  ------------------------------------------------
                                    GENERAL          LIMITED                           GENERAL        LIMITED
                                   PARTNERS         PARTNERS           AMOUNT         PARTNERS       PARTNERS           AMOUNT
                                   --------         ----------      ------------      --------       ----------      -------------
Sales                                  --              310,886      $  3,090,691        --              570,259      $   5,610,100
Issued to partners electing to
  receive payment of distributions
  in shares                          8,002             290,439         2,960,279      7,843             325,998          3,252,067
Redemptions                            --           (1,301,059)      (12,922,047)       --           (1,264,782)       (12,401,979)
                                     -----            --------      ------------      -----            --------      -------------
      Net increase (decrease)        8,002            (699,734)     $ (6,871,077)     7,843            (368,525)     $  (3,539,812)
                                     =====           =========      ============      =====            ========      =============

-------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations and put option transactions, aggregated $27,036,311 and $34,729,956, respectively.

-------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment management fee, computed at the monthly rate of 0.025% (0.300% per annum) of average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management
(EVM), the Adviser General Partner, as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 1996, the fee was equivalent to 0.51% (annualized) of the Fund's average net assets for such period and amounted to $460,753. Except as to Director General Partners who are not members of EVM's organization, officers and Director General Partners receive remuneration for their services to the Fund out of such investment management fee. Eaton Vance Distributors, Inc., a subsidiary of EVM and the Fund's principal underwriter, received $135 as its portion of the sales charge on sales of partnership interest in the Fund. Certain of the Director General Partners of the Fund are directors/trustees and/or officers of the above organizations. Director General Partners of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

-------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other portfolios and funds managed by EVM and affiliates in a $120 million unsecured line of credit with a bank. Borrowings will be made by the Portfolio or Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion facility is allocated among the participating funds and portfolios at the end of each quarter. At December 31, 1996 the Fund had an outstanding balance pursuant to the line of credit in the amount of $328,000. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 1996.

-------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                                    $81,592,813
                                                                  ===========
Gross unrealized appreciation
                                                                  $ 7,274,627
Gross unrealized depreciation                                         (66,116)
                                                                  -----------
    Net unrealized appreciation                                   $ 7,208,511
                                                                  ===========

------------------------------------------------------------------------------
(7) DISTRIBUTIONS
On January 2, 1997, the Director General Partners declared a distribution of $0.050 per share payable January 15, 1997, to partners of record on January 2, 1997.

------------------------------------------------------------------------------
(8) FINANCIAL INSTRUMENTS
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 1996.

                         INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
TO THE PARTNERS OF
EATON VANCE MUNICIPAL BOND FUND L.P.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund L.P. as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund L.P. as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                         -------------------------------
                              INVESTMENT MANAGEMENT

EATON VANCE         DIRECTOR GENERAL PARTNERS   OFFICERS
MUNICIPAL
BOND FUND L.P.      LANDON T. CLAY              LANDON T. CLAY
24 Federal Street   Chairman, Eaton Vance       Chairman
Boston, MA 02110    Management
                                                JOHN L. THORNDIKE
                    DONALD R. DWIGHT            Alternate Chairman
                    President, Dwight
                    Partners, Inc.              THOMAS J. FETTER
                    Chairman, Newspapers of     President and Portfolio
                    New England, Inc.           Manager

                    SAMUEL L. HAYES, III        JAMES L. O'CONNOR
                    Jacob H. Schiff Professor   Treasurer
                    of Investment Banking,
                    Harvard University          THOMAS OTIS
                    Graduate School of          Secretary
                    Business Administration

                    NORTON H. REAMER
                    President and Director,
                    United Asset Management
                    Corporation

                    JOHN L. THORNDIKE
                    Director, Fiduciary
                    Company Incorporated

                    JACK L. TREYNOR
                    Investment Adviser and
                    Consultant